Exhibit 99.1

Annual Meeting of Stockholders June 10, 2009 New York, NY

2 Phil Heasley, President and CEO 2008 Calendar Year Review

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward- looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward- looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

2008 General Market Conditions Financial crisis spread to most markets Cost pressures on our customers Inefficient technologies and processes Exacerbated by M&A activity seen over past half year Heavy focus on compliance, fraud and risk management Good for the ACI hub multi-product solution sales Our Enterprise On Demand opportunities are also very key for this market Starting to see impact in 2009 of last year's M&A activity as customers consolidate licenses Cross sell opportunities even as we lose the benefit of second license stream revenue Many license amalgamations which would occur as a result of M&A have already been factored into backlog (Wamu, Mellon, ABN, Wachovia, etc)

Base 24 Classic Sunset Announced in 2008 SUNSET was announced in March 2008 Not End-of-Life announcement Sunset will be effective in November 2011 Sunset means: Standard maintenance rates will increase significantly No new releases on the Classic product Supported platforms for BASE24-eps: IBM System z IBM System p Sun Solaris HP Nonstop

IBM Alliance- 2008 Review Key Deals Strategic wins for Base24-eps (Americas) Proactive Risk Manager (Asia) on IBM System z Enterprise Banker On Demand (Americas) Sales Summary Strong finish in Q4, led by wholesale payments FY 2008 performance doubled IBM platform business as compared to prior year Achieved expectations for business plan Product Investment Successful rollouts for new releases of Base24-eps and Proactive Risk Manager Continued focus on wholesale payments Service oriented architecture, System z optimization Single European Payments Area (SEPA) functionality

Customer Revenue by Industry Type We maintained a similar product line segmentation year-over-year Strong revenue from banks and processors in 2008 Growing activity in the retailer segment in the United States All product attrition for the year at extremely low rates of 4.2% All product attrition for the year at extremely low rates of 4.2% All product attrition for the year at extremely low rates of 4.2% All product attrition for the year at extremely low rates of 4.2% All product attrition for the year at extremely low rates of 4.2%

Historic Sales By Quarter 2007-2008 Historic Sales By Quarter 2007-2008

Americas Year in Review Annual revenue of $207.4 million, an increase of 5% over prior year Sales in the year were very strong New business sales up 14% year-over-year Term extension sales flat although dollar amount rose significantly U.S. sales up 14% even while headcount was reduced by 17% 20 new accounts Including Synovus, Tempo Servicios, Banred (Ecuador), Sumitomo U.S. 22 new applications sold in calendar year 2008 31 deals sold over $1 million in contract value during the year 10-12 major renewals Including Bank of America, Fiserv, Shoppers Drug, M&T, Comerica

2009 Opportunities- Americas North American Banks Top bank ATM systems currently on processors Hub consolidation and cross-sell Online banking consolidation Risk Management cross-sell and upsell Wholesale payments in Canada North American Retailers Replace redundant, fragmented legacy technologies Processors Replace redundant legacy technologies Latin America New accounts and cross-selling Wholesale payments

EMEA Year in Review Annual Revenue of $169.0 million, an improvement of 21% due to Faster Payments services acceptance 9 New customer names and 41 new applications during the year 25 deals over $1 million in contract value in 2008 Major 2008 renewals at: Al Rajhi Erste Bank Fortis HSBC OTP

2009 Opportunities- EMEA BASE24-eps Focus on Tier 1 migrations and new names Payments HUB consolidation opportunities Build Operate Transfer model Creates opportunity during a difficult economic climate and with major M&A activity Wholesale focus on SEPA-express with market regulations driver, expansion of Faster Payments and MTS-eps business development Continue to build on the success of PRM Professional Services Expansion of existing offerings to include support packages for sunset products and continue to increase margins

Asia-Pacific Year in Review Annual revenue of $41.3 million, an increase of 13% over prior year Largely due to strong professional services deals being implemented across Wholesale and Retail business 5 new customers and 9 new applications licensed during the year Grew sales by 37% year on year Wholesale Product related sales grew by 156% year on year Operating entities and sales operations in China and India established

2009 Opportunities- Asia North Asia is the growth opportunity Japan upgrading retail/wholesale infrastructure China banks looking for payment hubs & upgrade risk India volumes continue to grow Indian banks rapidly extend coverage in consumer payments Australia consolidates Drives urgency to implement payment hubs across retail/wholesale Transaction banking services growing Corporate banking services attracting greater budgets in ASEAN

Cost Management Annualized gross cost savings of $30 million achieved in 2008 Rationalized headcount in mature markets and reinvested in growth regions A further $8 million in cost savings related to the 2008 restructuring to close in 1H 2009 Approximately $11.5 million to be re-invested in products, services and operational management Globalize Help24 customer support to create better quality as well as to control costs through better common tools and processes Assessing back office delivery / functionality

2008 Business Organization Hired Ron Totaro as COO and Scott Behrens elevated to CFO Filling out the second level of management expertise Chief Product Officer VP Global Risk Solutions APAC Strategy & Planning Leader APAC Head of Services EMEA VP of Services EMEA Strategy & Planning Leader Global Help24 Leader VP Human Resources Key Hires 2008-2009: On-Demand Leader S. Europe / Middle East Leader Remaining Roles to Fill:

The CMO was instituted during late 2008 and serves as the "nerve center" for program excellence and coordination of projects across the enterprise CMO Measurement Governance Organization Tools Reporting Methodology Corporate Management Office (CMO) CMO Purpose Define processes / methodologies Provide governance / oversight Provide tools / infrastructure Facilitate communication Escalate issues when appropriate Audit issues when necessary CMO Benefits Provides the consistent processes, tools and oversight to enable integrated planning and management across the business units to achieve strategic objectives

DRP Purpose Created to monitor and manage the sales and services teams All deals will be run through a formal requirements and delivery estimation process Deal Review Committee (DRC) will discuss and approve specific deals meeting pre-set criteria before formal pricing terms are offered to the customer DRP Benefits Estimate of the total cost that ACI will incur to deliver the project to the customer Understand the complete economic benefit of executing a customer deal Understand ACI's resource capacity needed to implement the deal within the timeframe the customer needs Obtain formal internal sign-offs (Sales, Services, Product, CIO, FP&A, Legal, etc.) for proposed deals Ensures we have agreement on the functionality we're committing to deliver to the customer Institutes process guidelines for the economic analysis of all deals being negotiated with clients Deal Review Process (DRP) Created in 2008

ACIW Quarterly Revenue by Type 12% Recurring Revenue Growth between '07 & '08 4% ILF's & Capacity Revenue Growth between '07 & '08; Phasing of ILF's & Capacity driven mainly by Annual License Fee Revenue Recognition in Q4 time period 21% Implementation & Professional Svcs. Revenue Growth between '07 & '08; Driven primarily by Customer Go-Lives in the Americas & U.K. (Faster Payments) In $ Thousands In $ Thousands

ACIW Annual Revenue by Type ~ 55% of Total Revenue is Monthly Recurring Revenue ~ 45% of Total Revenue is generally split evenly between ILF's & Capacity and Implementation & Professional Services Revenue $374MM $418MM $415 - $425MM 6% CAGR (3 Yr.) In $ Thousands

ACIW Quarterly Revenue from Backlog vs. Sales ~ 85% of Total Revenue has been from Backlog ~ 15% of Total Revenue has been from Current Quarter Sales In $ Thousands In $ Thousands

EBITDA (Adjusted) Trending In $ Millions In $ Millions In $ Millions

Operating Free Cash Flow 2007-08-09 Operating Free Cash Flow 2007-08-09 In $ Thousands In $ Thousands

Annual Guidance Annual Guidance

Disciplined Capital Allocation Objective: Allocate capital to optimize shareholder returns Organic Business Growth Acquisition Share Repurchase Program Internal Investments Geographic build out Product development Cost effectiveness Capital expenditures Bolt-on acquisitions and alliances aligned with growth strategy Focus on product extensions, fill product gaps, geographic expansion, and customer access $210M total authorization Increased authorization by $100M in Q1 2007 As of May 31, 2009, $168M (7.0M shares) repurchased since inception of plan Most recently, repurchased $15M (1.0M shares) in Q2 2009 at an average price of $14.55 $42M authorization remaining

Historical Capital Allocation Capital deployed to support growth strategy and enhance shareholder returns (dollars in millions) Over the past four years, we have deployed cash and cash flow to fund our capital activities. We also entered into a $150 million credit facility ($75 million outstanding) to provide more flexibility.

Non-GAAP Reconciliation This presentation includes non-GAAP information: EBITDA and EBITDA Adjusted. EBITDA is defined as net income (oss) before interest, taxes, depreciation and amortization. EBITDA Adjusted is EBITDA less non-recurring items that are not likely to be indicative of the ongoing operations of our business. EBITDA and EBITDA Adjusted are considered non-GAAP measures as defined by SEC Regulation G. We used EBITDA and EBITDA Adjusted in this presentation for illustrative purposes in comparison with Operating Free Cash Flow which we utilize as a further indicator of operating performance and for planning investing activities. Because EBITDA and EBITDA Adjusted exclude some, but not all, items that affect net income (loss) and the definition of EBITDA may vary among other companies, the EBITDA measure presented may not be calculated and presented in accordance with GAAP.

Non-GAAP Reconciliation This presentation also includes operating free cash flow, which is defined as net cash provided (used) by operating activities, excluding cash payments associated with one-time non-recurring items (including employee related activities and early termination of facility leases), less capital expenditures and plus or minus net proceeds from IBM. Operating free cash flow is considered a non- GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow.

Non-GAAP Reconciliation Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non- GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. This presentation also includes discussion on backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. • Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: • Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. • License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. • Non-recurring license arrangements are assumed to renew as recurring revenue streams. • Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. • Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management's control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer's industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates", "looks forward to," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements in this presentation include, but are not limited to, statements regarding : Expectations that market conditions, including the financial crisis, cost pressures on customers, focus on customer compliance, fraud and risk management, and customer M&A activity, will create favorable conditions for the Company and that the Company will be able to successfully take advantage of those conditions; Expectations related to the Company's Base24 Classic Sunset strategy and the Company's ability to implement that strategy. Expectations related to market opportunities in the Americas, EMEA and Asia-Pacific and the Company's ability to capitalize on those opportunities; Expectations related to the implementation of the Company's anticipated cost management measures including, but not limited to, completion of the Company's restructuring, the anticipated investment of $11.5 million in products, services and operational management, the globalization of Help24 customer support and an assessment of back office delivery and functionality. Expectations related to the implementation of the Corporate Management Office and the Company's realization of the expected benefits associated with such implementation; Expectations related to the implementation of the Deal Review Process and the Company's realization of the expected benefits associated with such implementation; Expectations relating to 2009 financial guidance, including sales, revenue, GAAP operating income, operating free cash flow and the anticipated phasing of such results; Expectations relating to Q2 sales figures exceeding prior year Q2 sales; and Expectations relating to the allocation of capital in order to achieve anticipated optimization of shareholder returns.

Forward-Looking Statements (continued) Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our Form 10-K filed on March 4, 2009, and our Form 10-Q filed on May 8, 2009, and specifically the sections entitled "Factors That May Affect Our Future Results or the Market Price of Our Common Stock". The risks identified in our filings with the Securities and Exchange Commission include: The global financial crisis affecting the banking system and financial markets and the current global economic conditions which could reduce the demand for our products and services or otherwise adversely impact our cash flows, operating results and financial condition; Restrictions and other financial covenants contained in our current credit facility that limit our flexibility in operating our business; The volatility and disruption of the capital and credit markets and adverse changes in the global economy that may negatively impact our liquidity and our ability to access financing; The possibility that our announced restructuring and efficiency efforts as part of the implementation of our strategic plan may not achieve the expected efficiencies and cost savings which could affect our results of operations and financial condition;

Forward-Looking Statements (continued) The recent restatements of our financial statements; The consolidation in the financial services industry that may adversely impact the number of customers and revenues in the future; The economic changes in the banking and financial services industries, that apply to most of our customers, that could reduce the demand for our products and services; Management's backlog estimate which may not be accurate and may not generate the predicted revenues; A material weakness that management has identified in our internal control over financial reporting; Our possible exposure to unknown tax liabilities, which could adversely affect our financial condition and/or results of operations; Our stock price, which may be volatile; Our international operations; Rapid change and high competition in the software industry which may limit our ability to compete effectively; The offshore software development activities that we are engaged in, which may not be successful and which may put our intellectual property at risk; One of our most strategic products, BASE24-eps, which could prove to be unsuccessful in the market; Our announcement of the maturity of certain legacy retail payment products, which may result in decreased customer investment in our products, and the possibility that our strategy to migrate customers to our next generation products may be unsuccessful, which may adversely impact our business and financial condition; Our future profitability's dependence on demand for our products and the possibility that lower demand in the future could adversely affect our business; The possibility that if we are unable to successfully perform under the terms of our alliance with IBM or our customers are not receptive to the alliance, then our business, financial condition and/or results of operations may be adversely affected; Our outsourcing agreement with IBM, which may not achieve the level of savings that we anticipate, and the many associated changes in systems and personnel being made, along with the increases in operational and control risk during transition, which may have an impact on the business and its financial condition; Undetected errors or other defects which may be contained in our software products which could damage our reputation with customers, decrease profitability and expose us to liability;

Forward-Looking Statements (continued) Security breaches or computer viruses which could harm our business by disrupting delivery of services and damaging our reputation; Our products' and services' possible failure to comply with government regulations and industry standards to which our customers are subject, which could result in a loss of customers and decreased revenue; Our possible failure to comply with privacy regulations imposed on providers of services to financial institutions, which could result in harm to our business; System failures, which could delay or interrupt the products and services we provide to our customers, which could harm our business and reputation and result in the loss of customers; The possibility that we may be unable to protect our intellectual property and technology and could be subject to increasing litigation over our intellectual property rights; Future acquisitions and investments that could materially adversely affect our business; and The possibility that we may become involved in litigation that could materially adversely affect our business financial condition and/or results of operations.